EXHIBIT 10.24

MANDATORY DISTRIBUTION AMENDMENT
(Code Section 401(a)(31)(B))
to the
Metropolitan Life Insurance Co.
Defined Contribution Prototype Plan & Trust
Basic Plan Document No.03

ARTICLE I
APPLICATION OF AMENDMENT

1.1	Effective Date. Unless a later effective date is specified in Article III of this Amendment, the provisions of this Amendment will apply with respect to distributions made on or after March 28, 2005.

1.2	Precedence. This Amendment supersedes any inconsistent provision of the Plan.

1.3	Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to authority granted by Section 5.01 of Revenue 2005-16, Metropolitan Life Insurance Co. adopts this amendment on behalf of all adopting employers.

ARTICLE II
DEFAULT PROVISION:   AUTOMATIC ROLLOVER
OF AMOUNTS OVER $1,000

Unless the Employer otherwise elects in Article III of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

In the event of a mandatory distribution greater than $1,000 that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

ARTICLE III
EMPLOYER’S ALTERNATIVE ELECTIONS

Note: Elections in this Article III are only required if the mandatory distribution threshold is being reduced to $1,000.

3.1	Election to reduce mandatory distribution threshold to $1,000

The provisions of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, are modified to provide that the $5,000 threshold in such provisions is reduced to $1,000 and the value of the Participant’s interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

Employer Adoption

NOTE:   The employer (and any Participating employer) only need to execute this Amendment if the employer has made an election in this Article III above.

This amendment is executed as follows:

Name of Plan:  ____________________________________

Name of Employer:  ________________________________

By: ___________________________________________ EMPLOYER	Date:__________________________________

Name of Participating Employer:   ____________________________

By:

________________________________________
PARTICIPATING EMPLOYER

________________________________________
DATE

Name of Participating Employer:   ____________________________

By:

________________________________________
PARTICIPATING EMPLOYER

________________________________________
DATE

Except with respect to any election made by the Employer in Article III, this Amendment is hereby adopted by Metropolitan Life Insurance, Co., the prototype sponsoring organization, on behalf of all adopting employers on March 11, 2005.

By:   ___________________________________________